EQUITY FUNDS
                                  ANNUAL REPORT

                         IAI CAPITAL APPRECIATION FUND,
                            IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                                 MARCH 31, 1998




                                     [LOGO]
                                  MUTUAL FUNDS

                                TABLE OF CONTENTS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                                  ANNUAL REPORT
                                 MARCH 31, 1998


                President's Letter............................. 2

                Fund Managers' Reviews

                    IAI CAPITAL APPRECIATION FUND.............. 4

                    IAI EMERGING GROWTH FUND................... 6

                    IAI GROWTH FUND............................ 8

                    IAI MIDCAP GROWTH FUND.................... 10

                Fund Portfolios

                    IAI CAPITAL APPRECIATION FUND............. 12

                    IAI EMERGING GROWTH FUND.................. 14

                    IAI GROWTH FUND........................... 17

                    IAI MIDCAP GROWTH FUND.................... 19

                Notes to Fund Portfolios...................... 22

                Statements of Assets and Liabilities.......... 28

                Statements of Operations...................... 30

                Statements of Changes in Net Assets........... 32

                Financial Highlights

                    IAI CAPITAL APPRECIATION FUND............. 34

                    IAI EMERGING GROWTH FUND.................. 35

                    IAI GROWTH FUND........................... 36

                    IAI MIDCAP GROWTH FUND.................... 37

                Notes to Financial Statements................. 38

                Independent Auditors' Report...................43

                Federal Tax Information........................44

                IAI Mutual Fund Family........................ 45

                Adviser, Custodian, Legal Counsel,
                Independent Auditors,
                Directors...................... Inside Back Cover

                               PRESIDENT'S LETTER
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


COLD MARKETS CAN TURN HOT IN NO TIME

[PHOTO]
NOEL P. RAHN
PRESIDENT

In 1994, the U.S. and European stock markets were sluggish, Latin America was in crisis and Asia was the "economic miracle." Today, Latin America is perceived as the strongest emerging market while Asia finds itself struggling. Meanwhile, the U.S. stock market has doubled in three years. And now, Europe seems to be in the midst of its own miracle.

Thanks to advances in communications technology and falling trade barriers, we live in a global economy where companies can do business anywhere in the world and virtually no place on earth is unreachable by investors. Yet, as we've seen these past few years, markets still move quite independently of each other.

Last fall, Asia's stock markets plummeted, threatening to take the rest of the markets down with them. In the United States, the Dow Jones Industrial Average, which peaked at 8,259 on August 6, 1997, fell more than 1,000 points by late October. But while Asia continued to descend, U.S. stocks staged an impressive rally. By early December, the Dow had virtually regained all its lost ground.

True, U.S. stocks took another tumble in December and January as more bad news came out of Asia and a scandal rocked the White House. But once again, the market roared back by early February as investors were reminded just how good the economy remained in the United States. The Asian debacle slowed projected U.S. growth in 1998, which bodes well for keeping interest rates and inflation low. The President submitted the first balanced federal budget in 30 years, and corporate profits, although growing slower than before, were stronger than initially projected.

In Latin America, investors also feared that the "Asian contagion" would depress other emerging markets. Although there was initial negative impact, Latin American stock markets held up surprisingly well. A few years back, the region had its own crisis, and it responded by reducing tariffs, clamping down on credit, cutting budget deficits and accelerating its privatization programs. It remains to be seen whether Asia is willing to take the same medicine to solve its economic problems.

In Europe, companies are streamlining operations, focusing on shareholder value and the upcoming transition to a single European currency beginning in 1999. In order to qualify for the Euro, a country must have limited budget deficits, low inflation and moderate interest rates--which also makes for excellent stock markets. The countries making up the European Union will comprise an economy and a bond market that is larger than that of the United States. Investor sentiment is positive in Europe, and the stock markets there have been strong since early 1997.

So as we move deeper into 1998, we can see that there are clear differences in markets throughout the world. But markets are constantly shifting. The best way to make sure you participate in the strongest areas of the world is to be diversified geographically--and be patient. Ice cold markets can turn hot in no time.

                               PRESIDENT'S LETTER
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, follows.

The current economic backdrop is ideal for financial assets. Strong money growth is flowing into the markets rather than the real economy. This trend is bolstered by current demographic conditions. Moreover, low inflation raises market valuations (P/E ratios and real interest rates) while high consumer and business optimism raises the willingness to take risk.

What are the risks to the market? Near-term, negative earnings surprises could stall the equity market, and a weak dollar would not be good for bonds. Over the intermediate term, if the economic slowdown does not materialize, inflation concerns will rise and the Fed will tighten. This would hurt valuations in both stocks and bonds.

Our view is to remain cautiously optimistic on both markets, but watch for the developing evidence of a slowdown.

Please read the Fund Managers' Reviews, which follow this letter, for a detailed perspective on Fund performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,

/s/ Noel P. Rahn

Noel P. Rahn
President

                              FUND MANAGER'S REVIEW
                          IAI CAPITAL APPRECIATION FUND


IAI CAPITAL APPRECIATION FUND

[PHOTO]
MARTIN J. CALIHAN, CFA
IAI CAPITAL APPRECIATION
FUND MANAGER

[BAR CHART]
TOP FIVE SECTORS
% OF NET ASSETS AS OF 3/31/98

TECHNOLOGY SERVICES     16.8%
COMMERCIAL SERVICES     13.7%
FINANCIAL               12.0%
ELECTRONIC TECHNOLOGY   10.7%
HEALTH TECHNOLOGY       10.7%


WHAT IS THE FUND'S OBJECTIVE?

The investment objective of the IAI Capital Appreciation Fund is long-term capital appreciation. It is designed for investors seeking the opportunity for substantial long-term growth who can accept above-average stock market risk and little or no current income. In general, the IAI Capital Appreciation Fund will concentrate on small-capitalization companies that have superior performance records, solid market positions, strong balance sheets and a management team capable of sustaining growth.

HOW HAS THE FUND PERFORMED?

The IAI Capital Appreciation Fund advanced by 52.5% in the fiscal year, outperforming the Russell 2500 Growth Index by almost 1,400 basis points. Generally, the past year was not as favorable for small-cap growth stocks as for large-cap growth stocks. This is reflected in the 38.6% rise in the Russell 2500 Growth Index and 41.2% rise in the Russell 2000 Growth Index as compared to the 48.1% rise in the S&P 500 Index.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Several holdings rose over 100% during the year. These star performers included Strayer Education, INSpire Insurance Solutions, Centennial Cellular, CCC Information Services, CMAC Investment, Universal Outdoor Holdings, Lamar, and Impath. However, the biggest winner was Mastech, which rose a whopping 216%. Among about a dozen disappointing performers were Emergent Group, Reptron Electronics, and Microchip Technology.

WERE THERE ANY SIGNIFICANT CHANGES?

To keep the Fund refreshed, we trimmed several holdings and added to others. We sold most of our position in Mastech after it had risen 250% in fifteen months. Much of our Allen Telecom was sold, as end-demand in its wireless equipment markets appears lackluster. We also took some profits on Coach USA, Impath, and Universal Outdoor Holdings. A key element of our discipline is avoiding big sector bets, to prevent over-exposure to poorly-performing industry sectors and ensure exposure to strong performing ones. Thus, our sector weightings continue to resemble those of the benchmark index.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

After strong performance in the six months through September, small-cap growth stocks caught the "Asian Flu" in the fourth quarter of 1997. In the quarter ended March 1998 , the small-cap growth sector began to rebound. Nevertheless, the flight to quality continued, as large-cap stocks continued their lengthy period of outperformance.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Despite the strong first-quarter performance in February and March, we continue to approach 1998 cautiously. We believe that the "Asian Flu" could be the catalyst for weaker corporate profits in many sectors. However, we believe the Fund consists of well-positioned companies with sustainable competitive advantages in stable, growing markets. Thus, we are optimistic about the outlook for strong relative performance regardless of the environment.

                             FUND MANAGER'S REVIEW
                         IAI CAPITAL APPRECIATION FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

                      CAPITAL
                   APPRECIATION
                  FUND (Inception     S&P 500     RUSSELL 2000     RUSSELL 2500
                      2/1/96)          INDEX      GROWTH INDEX     GROWTH INDEX
--------------------------------------------------------------------------------
2/1/96                $10,000         $10,000        $10,000          $10,000
--------------------------------------------------------------------------------
3/31/96               $11,240         $10,196        $10,663          $10,667
--------------------------------------------------------------------------------
3/31/97               $13,900         $12,229        $10,042          $10,554
--------------------------------------------------------------------------------
3/31/98               $21,195         $18,087        $14,179          $14,630
--------------------------------------------------------------------------------


AVERAGE ANNUAL RETURNS+
THROUGH 3/31/98

                                                             Since Inception
                                                   1 Year        2/01/96
--------------------------------------------------------------------------------
IAI CAPITAL APPRECIATION FUND                      52.46%         41.55%
--------------------------------------------------------------------------------
Russell 2000 Growth Index*                         41.17%         17.48%
--------------------------------------------------------------------------------
Russell 2500 Growth Index                          38.64%         19.20%
--------------------------------------------------------------------------------
S&P 500 Index                                      48.11%         31.54%
--------------------------------------------------------------------------------
+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
* THE RUSSELL 2000 GROWTH INDEX WILL BE REPLACED WITH THE RUSSELL 2500 GROWTH INDEX AS THE FUND'S MANAGEMENT HAS DETERMINED THE RUSSELL 2500 GROWTH INDEX TO BE MORE REPRESENTATIVE OF THE FUND'S INVESTMENTS, AND THEREFORE A BETTER COMPARISON FOR FUND PERFORMANCE.


TOP TEN HOLDINGS(1)
                                                              % of Net Assets
--------------------------------------------------------------------------------
Issue                             Sector                     3/31/98   3/31/97
--------------------------------------------------------------------------------

Computer Products                Electronic Technology        4.21      2.41
Xomed Surgical Products          Health Technology            4.09      2.98
Strayer Education                Commercial Services          3.91      3.11
Centennial Cellular Class A      Electronic Technology        3.77      2.55
CCC Information Services         Technology Services          3.77      2.59
Zebra Technologies Class A       Producer Manufacturing       3.65      1.82
Aftermarket Technology           Consumer Durables            3.61      4.36
Black Box                        Technology Services          3.11      2.28
INSpire Insurance Solutions      Technology Services          3.09        --
CMAC Investment                  Financial                    2.87      3.24
--------------------------------------------------------------------------------
TOTAL                                                        36.08     25.34

(1) EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS


NOTE TO PRESIDENT'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI CAPITAL APPRECIATION FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

                              FUND MANAGER'S REVIEW
                            IAI EMERGING GROWTH FUND


IAI EMERGING GROWTH FUND

[PHOTO]
CURT D. MCLEOD,
CFA
IAI EMERGING GROWTH
FUND MANAGER


[BAR CHART]

TOP FIVE COMMON STOCK SECTORS
% OF NET ASSETS AS OF 3/31/98

TECHNOLOGY SERVICES       19.1%
COMMERCIAL SERVICES       16.6%
ELECTRONIC TECHNOLOGY     15.6%
HEALTH SERVICES           12.6%
HEALTH TECHNOLOGY         11.5%


WHAT IS THE FUND'S OBJECTIVE?

The IAI Emerging Growth Fund is designed for investors who seek long-term capital appreciation. It pursues its objective of long-term capital appreciation by investing primarily in equity securities of small- and medium-sized companies. These companies are in the early stages of their life cycles and have demonstrated or have the potential for above-average capital growth.

HOW HAS THE FUND PERFORMED?

The Emerging Growth Fund returned 33.4% for the year ended March 31, 1998. This return lagged the returns of the small- and large-cap indices as the Russell 2500 Index rose 41.9%, the Russell 2500 Growth Index gained 38.6%, and the S&P 500 Index rose 48.1%. The Fund's technology stocks performed relatively well during the year but stocks within the consumer sector detracted from performance.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Citrix Systems, a maker of computer network products, and Saville Systems, a telecommunications billing company, posted strong absolute gains and were large contributors to performance. Two companies within the health care area, Express Scripts and Rexall Sundown, also performed well. Oxford Health Plans was the biggest disappointment, announcing its first ever quarterly loss last fall which sent the stock down sharply.

WERE THERE ANY SIGNIFICANT CHANGES?

Industry sector exposures remained relatively constant during the year. Portfolio turnover was slightly higher than normal as we found attractive new stocks to add to the portfolio and eliminated stocks according to our sell discipline.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

The stock market continues to be supported by strong economic growth, low inflation, and rising corporate profits. Although the largest stocks continue to outperform the smallest stocks, the enthusiastic market backdrop has propelled smaller stocks sharply higher as well.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We continue to believe that the small cap growth segment of the market is very attractive. Given the higher earnings and revenue growth rates of our portfolio, valuations look very compelling versus large stocks. If the market turns its attention to the superior fundamentals of small cap stocks, the Fund is well positioned to benefit.

                              FUND MANAGER'S REVIEW
                            IAI EMERGING GROWTH FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS GRAPH]

                       IAI EMERGING
                        GROWTH FUND
                        (Inception       S&P 500     RUSSELL 2500   RUSSELL 2500
                          8/5/91)         INDEX*     GROWTH INDEX*      INDEX*
--------------------------------------------------------------------------------
8/5/91                    $10,000        $10,000        $10,000        $10,000
--------------------------------------------------------------------------------
3/31/92                   $11,923        $10,631        $11,641        $11,670
--------------------------------------------------------------------------------
3/31/93                   $14,534        $12,255        $12,251        $13,619
--------------------------------------------------------------------------------
3/31/94                   $16,776        $12,431        $13,505        $14,817
--------------------------------------------------------------------------------
3/31/95                   $18,489        $14,368        $14,897        $16,101
--------------------------------------------------------------------------------
3/31/96                   $28,703        $18,987        $19,626        $20,902
--------------------------------------------------------------------------------
3/31/97                   $22,111        $22,772        $19,418        $22,717
--------------------------------------------------------------------------------
3/31/98                   $29,492        $33,728        $26,918        $32,337
--------------------------------------------------------------------------------


AVERAGE ANNUAL RETURNS+
THROUGH 3/31/98
                                                                 Since Inception
                                          1 Year       5 Years       8/05/91
--------------------------------------------------------------------------------
IAI EMERGING GROWTH FUND                  33.37%        15.20%       17.63%
--------------------------------------------------------------------------------
Russell 2500 Index(1)                     41.86%        18.80%       19.19%*
--------------------------------------------------------------------------------
Russell 2500 Growth Index                 38.64%        17.05%       16.02%*
--------------------------------------------------------------------------------
S&P 500 Index                             48.11%        22.44%       20.01%*
--------------------------------------------------------------------------------
+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 8/01/91
(1)THE RUSSELL 2500 INDEX WILL BE REPLACED WITH THE RUSSELL 2500 GROWTH INDEX
   AS THE FUND'S MANAGEMENT HAS DETERMINED THE RUSSELL 2500 GROWTH INDEX TO BE MORE REPRESENTATIVE OF THE FUND'S INVESTMENTS, AND THEREFORE A BETTER COMPARISON FOR FUND PERFORMANCE.


TOP TEN HOLDINGS(2)
                                                               % of Net Assets
--------------------------------------------------------------------------------
Issue                             Sector                     3/31/98     3/31/97
--------------------------------------------------------------------------------

Tut Systems (3)                  Electronic Technology        2.94        0.47
Saville Systems ADR              Electronic Technology        2.70          --
CardioGenesis                    Health Technology            2.57          --
Concentra Managed Care           Health Services              2.52          --
ABR Information Services         Commercial Services          2.36        2.02
CBT Group ADR                    Technology Services          2.27        3.16
CSG Systems International        Technology Services          2.24          --
Advanced Fibre Communications    Electronic Technology        2.22        0.54
Envoy                            Financial                    2.20          --
Cambridge Technology Partners    Commercial Services          2.08        0.91
--------------------------------------------------------------------------------
TOTAL                                                        24.10        7.10

(2) EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS
(3) DENOTES RESTRICTED SECURITY WHICH IS INCLUDED IN "OTHER SECURITIES" IN THE FUND PORTFOLIO

NOTE TO PRESIDENT'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI EMERGING GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

                              FUND MANAGERS' REVIEW
                                 IAI GROWTH FUND

IAI GROWTH FUND


[PHOTO]
MARK HOONSBEEN, CFA
IAI GROWTH FUND
CO-MANAGER

[PHOTO]
DAVID A. MCDONALD
IAI GROWTH FUND
CO-MANAGER


[BAR CHART]

TOP FIVE SECTORS
% OF NET ASSETS AS OF 3/31/98

FINANCIAL                 15.5%
TECHNOLOGY SERVICES       11.2%
CONSUMER NON-DURABLES      9.6%
HEALTH TECHNOLOGY          9.1%
COMMERICAL SERVICES        7.3%


WHAT IS THE FUND'S OBJECTIVE?

The IAI Growth Fund is designed for investors who seek long-term capital appreciation. It pursues its objective of long-term capital appreciation by investing primarily in equity securities of established companies.

HOW HAS THE FUND PERFORMED?

The Growth Fund generated strong absolute performance during the past twelve months, rising 39.0%. Even so, it was not able to keep pace with the blistering 48.1% return of the S&P 500. Approximately 25% of the difference is attributable to cash (3-5% of assets normally) returns being substantially less than those generated by stocks. The positive news is that the Fund ended the year on a much stronger note than it began. Almost 90% of the relative under performance occurred during the first half of the year, the result of a heavier weighting of mid-cap stocks in the portfolio. These stocks, between $1-5 billion in market capitalization, did not keep pace due to the market's preoccupation with the very largest "Nifty Fifty" stocks in the index. Mid-cap stocks did recover in the second half, however, enhancing relative performance.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Telecom services, financial, retail, and healthcare services sectors made the greatest positive contribution to results, while energy and basic materials holdings were laggards. With respect to individual holdings, Pfizer, Century Telephone, and Tyco International were the strongest performers. A strong pipeline of new blockbuster drugs drove Pfizer shares in 1997, while a better understanding of how telecom deregulation would affect Century Telephone allowed the stock to play "catch-up". The catalyst for Tyco was a series of accretive acquisitions and strong internal growth which led to positive earnings revisions and above average growth.

WERE THERE ANY SIGNIFICANT CHANGES?

Beginning in March 1997 we repositioned the Fund to achieve both broader diversification and improved quality of individual holdings. Diversification between sectors was increased, while the number of holdings rose from 55-60 to 70-75. During the course of the year, exposure to financials, healthcare, telecom services and consumer staples was increased, while weightings in capital good and basic materials were decreased. Exposure to the mid-cap sector of the market was also reduced to achieve better diversification. As evidenced by the much improved performance during the last six months, these moves proved beneficial to the Fund.

WHAT IS YOUR OUTLOOK FOR THE FUND?

The year started well on both an absolute and relative basis. Excluding a two week period in late March in which the "horses" driving the Fund's strong performance in the last four months took a well deserved break, the Fund is performing well. We expect this performance to continue throughout 1998 as the economy slows and investors again place a greater premium on the high quality growth stocks found in the Fund.

                              FUND MANAGERS' REVIEW
                                 IAI GROWTH FUND

VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

--------------------------------------------------------------------------------
                                    IAI GROWTH FUND
                                   (Inception 8/6/93)             S&P 500 INDEX*
--------------------------------------------------------------------------------
8/6/93                                 $ 10,000                      $10,000
--------------------------------------------------------------------------------
3/31/94                                $  9,700                      $10,142
--------------------------------------------------------------------------------
3/31/95                                $ 10,990                      $11,723
--------------------------------------------------------------------------------
3/31/96                                $ 12,970                      $15,491
--------------------------------------------------------------------------------
3/31/97                                $ 14,060                      $18,580
--------------------------------------------------------------------------------
3/31/98                                $ 19,539                      $27,519
--------------------------------------------------------------------------------


AVERAGE ANNUAL RETURNS+
THROUGH 3/31/98
                                                                 Since Inception
                                                     1 Year          8/06/93
--------------------------------------------------------------------------------
IAI GROWTH FUND                                      38.96%          15.49%
--------------------------------------------------------------------------------
S&P 500 Index                                        48.11%          24.22%*
--------------------------------------------------------------------------------
+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 8/01/93


TOP TEN HOLDINGS (1)

                                                                % of Net Assets
--------------------------------------------------------------------------------
Issue                               Sector                     3/31/98   3/31/97
--------------------------------------------------------------------------------

Cendant                             Consumer Services           3.00        --
USA Waste Services                  Industrial Services         2.95      2.21
Tyco International                  Producer Manufacturing      2.92      2.29
First Data                          Technology Services         2.53      3.29
Fannie Mae                          Financial                   2.53      1.05
General Electric                    Producer Manufacturing      2.46      1.35
FIserv                              Technology Services         2.23      2.66
Computer Associates International   Technology Services         2.21        --
Bergen Brunswig                     Commercial Services         2.16        --
Century Telephone Enterprises       Utilities                   1.99      2.16
--------------------------------------------------------------------------------
TOTAL                                                          24.98     15.01

(1) EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS


NOTE TO PRESIDENT'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

                              FUND MANAGER'S REVIEW
                             IAI MIDCAP GROWTH FUND


IAI MIDCAP GROWTH FUND


[PHOTO]
MARK HOONSBEEN, CFA
IAI MIDCAP GROWTH
FUND MANAGER


[BAR CHART]

TOP FIVE COMMON STOCK SECTORS
% OF NET ASSETS AS OF 3/31/98

FINANCIAL               14.7%
TECHNOLOGY SERVICES     12.8%
UTILITIES                9.4%
INDUSTRIAL SERVICES      8.9%
RETAIL TRADE             6.8%


WHAT IS THE FUND'S OBJECTIVE?

The IAI Midcap Growth Fund is designed for investors who seek long-term capital appreciation. It pursues its objective of long-term capital appreciation by investing primarily in equity securities of medium-sized companies. The Fund defines "medium" as companies with market capitalizations (stock price multiplied by the number of shares outstanding) between $1 billion and $8 billion.

HOW HAS THE FUND PERFORMED?

The year ending March 31, 1998, was a wild ride in the stock market. The third year in a bull market in stocks. One in which we saw continued strong growth with some volatility along the way . The S&P Midcap Index was up 49.0% and the S&P 500 was up 48.1%, while the Fund was up 22.2%.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

The Fund underperformed the benchmark for several reasons. First, there were a number of stocks in the Fund; Heilig Meyers, Applebees, Danka, Checkpoint Systems, Pacificare, and MedPartners, that failed to keep up with the broader S&P Midcap Index. A second reason for our underperformance was our underweighted position in the bank stocks. During the second half of calendar year 1997, the index was driven by an extraordinary run in bank stocks due to lower rates and speculations on takeovers. Our Fund failed to keep up because we were underweighted in bank stocks. A third reason for the underperformance was we started the year with an underweighted position in technology stocks. Though we corrected that underweighting later in the year, the impact of the underweighted position did have significant drag on our relative performance for the year. On the positive side, we did have a number of stocks that did outperform the market. Our larger holdings such as Barnes & Nobel, Finova, Financial Securities Assurance Corp., and Century Telephone all had exceptionally strong performance years.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

The major specific market factors that negatively impacted performance were really two-fold. First, interest sensitive stocks had a major impact on the index's performance and our underweighted position in interest sensitive stocks, here specifically being banks and electric utilities, had a significant impact on our performance. The second factor was our skewing of the Fund toward the smaller end of the Midcap sector. During fiscal 1998, as we have seen in the market for the last several years, the larger stocks continue to outperform mid to smaller stocks across all indices. Since our Fund was skewed more toward the low end of the market capitalization range for Midcap stocks, that had a negative performance as the larger stocks within the index did substantially better than the mid to smaller companies.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We believe the market is becoming more speculative. With earnings growth slowing and interest rates already at low levels, the market is being driven by cash-flows. In this environment, we believe it is important to focus our investments on companies with strong, profitable business models, but we need to be cautious about paying prices that provide no room for disappointment. As new cash flows continue to be pushed into an ever narrower group of favorite stocks, we believe it is important to continue to focus on quality stocks.

                              FUND MANAGER'S REVIEW
                             IAI MIDCAP GROWTH FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

--------------------------------------------------------------------------------
                                  IAI MIDCAP
                                  GROWTH FUND          S&P MIDCAP        S&P 500
                              (Inception 4/10/92)        INDEX*           INDEX*
--------------------------------------------------------------------------------
4/10/92                            $ 10,000             $10,000          $10,000
--------------------------------------------------------------------------------
3/31/93                            $ 11,909             $11,617          $11,527
--------------------------------------------------------------------------------
3/31/94                            $ 13,862             $12,331          $11,693
--------------------------------------------------------------------------------
3/31/95                            $ 16,305             $13,370          $13,515
--------------------------------------------------------------------------------
3/31/96                            $ 20,139             $17,179          $17,859
--------------------------------------------------------------------------------
3/31/97                            $ 20,768             $19,004          $21,420
--------------------------------------------------------------------------------
3/31/98                            $ 25,372             $28,324          $31,725
--------------------------------------------------------------------------------


AVERAGE ANNUAL RETURNS+
THROUGH 3/31/98
                                                                 Since Inception
                                          1 Year       5 Years       4/10/92
--------------------------------------------------------------------------------
IAI MIDCAP GROWTH FUND                    22.21%        16.34%       16.87%
--------------------------------------------------------------------------------
S&P Midcap Index                          49.03%        19.51%       18.95%*
--------------------------------------------------------------------------------
S&P 500 Index                             48.11%        22.44%       21.22%*
--------------------------------------------------------------------------------
+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 4/01/92


TOP TEN HOLDINGS (1)

                                                               % of Net Assets
--------------------------------------------------------------------------------
Issue                            Sector                      3/31/98     3/31/97
--------------------------------------------------------------------------------

Quorum Health Group              Health Services              2.22        1.20
Galileo International            Commercial Services          1.90          --
Finova Group                     Financial                    1.84        1.16
Century Telephone Enterprises    Utilities                    1.80        2.59
Bergen Brunswig                  Commercial Services          1.80          --
Snap-On                          Consumer Durables            1.75          --
Dial                             Consumer Non-Durables        1.71          --
Pittson Brink's Group            Consumer Services            1.71          --
Reliastar Financial              Financial                    1.70          --
FIserv                           Technology Services          1.66        3.22
--------------------------------------------------------------------------------
TOTAL                                                        18.09        8.17

(1) EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS


NOTE TO PRESIDENT'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI MIDCAP GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

                                 FUND PORTFOLIO
                          IAI CAPITAL APPRECIATION FUND

                                 MARCH 31, 1998
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)


COMMON STOCKS - 99.9%
                                                                       Market
                                                     Quantity         Value (a)
-------------------------------------------------------------------------------
COMMERCIAL SERVICES - 13.7%
Barnett (b)                                            22,200        $  477,300
Catalina Marketing (b)                                 25,100         1,320,888
G & K Services Class A                                 22,300           978,413
Lamar Advertising Class A (b)                           5,400           189,000
Quanta Services (b)                                    50,500           836,406
Right Management Consultants (b)                       60,000           712,500
Scientific Games (b)                                   23,800           498,311
Strayer Education                                      77,550         2,578,538
Valassis Communications (b)                            35,300         1,447,300
-------------------------------------------------------------------------------
                                                                      9,038,656
-------------------------------------------------------------------------------
CONSUMER DURABLES - 3.9%
Aftermarket Technology (b)                            107,600         2,380,650
Oakwood Homes                                           6,000           219,750
-------------------------------------------------------------------------------
                                                                      2,600,400
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 0.4%
Robert Mondavi Class A (b)                              7,000           288,750
-------------------------------------------------------------------------------
CONSUMER SERVICES - 2.4%
Coach USA (b)                                          29,000         1,261,500
Lone Star Steakhouse & Saloon (b)                      13,100           297,206
-------------------------------------------------------------------------------
                                                                      1,558,706
-------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 10.7%
Allen Telecommunications (b)                           23,600           371,700
Centennial Cellular Class A (b)                        94,600         2,486,206
Computer Products (b)                                 119,052         2,775,400
Microchip Technology (b)                                8,800           184,800
PPT Vision (b)                                         94,700           804,950
Tollgrade Communications (b)                           19,000           437,000
-------------------------------------------------------------------------------
                                                                      7,060,056
-------------------------------------------------------------------------------
ENERGY MINERALS - 2.2%
Forcenergy (b)                                         54,100         1,433,650
-------------------------------------------------------------------------------
FINANCIAL - 12.0%
Amerin (b)                                              6,500           195,813
CMAC Investment                                        28,400         1,895,700
Credit Acceptance (b)                                 109,400         1,018,788
Emergent Group (b)                                     98,800           913,900

                                                                       Market
                                                     Quantity         Value (a)
-------------------------------------------------------------------------------
Enhance Financial Services                             19,200        $1,333,200
First Commonwealth                                     48,400           732,050
First International Bancorp                            39,300           633,712
MBIA                                                    9,770           757,175
United Asset Management                                 5,000           136,250
Vesta Insurance Group                                   5,000           268,125
-------------------------------------------------------------------------------
                                                                      7,884,713
-------------------------------------------------------------------------------
HEALTH SERVICES - 2.0%
IMPATH (b)                                              7,800           298,350
Patterson Dental (b)                                   32,550         1,009,050
-------------------------------------------------------------------------------
                                                                      1,307,400
-------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 10.7%
InControl (b)                                          89,100           668,250
Mentor                                                 44,900         1,240,362
Perclose (b)                                           53,000         1,500,563
R.P. Scherer (b)                                       11,300           762,750
Respironics (b)                                         5,400           156,263
Xomed Surgical Products (b)                            98,200         2,700,500
-------------------------------------------------------------------------------
                                                                      7,028,688
-------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 3.8%
Petroleum Geo-Services ADR (b)                         18,000         1,068,750
Service Experts (b)                                    45,500         1,430,406
-------------------------------------------------------------------------------
                                                                      2,499,156
-------------------------------------------------------------------------------
PROCESS INDUSTRIES - 8.4%
AptarGroup                                             21,300         1,279,331
Minerals Technologies                                  24,700         1,244,263
PalEx (b)                                              98,000         1,298,500
Polymer Group (b)                                     120,300         1,571,419
Schweitzer-Mauduit International                        4,800           165,600
-------------------------------------------------------------------------------
                                                                      5,559,113
-------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 22

                                 FUND PORTFOLIO
                          IAI CAPITAL APPRECIATION FUND

                                 MARCH 31, 1998

COMMON STOCKS (CONT.)
                                                                       Market
                                                     Quantity         Value (a)
-------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 10.6%
Advanced Lighting Technologies (b)                     60,500        $1,565,436
Danka Business Systems ADR                             75,500         1,387,313
Flanders (b)                                           95,800           532,888
Kennametal                                              4,000           210,500
Miller Industries (b)                                  14,200           103,838
Watsco Class A                                         30,600           822,375
Zebra Technologies Class A (b)                         62,500         2,406,250
-------------------------------------------------------------------------------
                                                                      7,028,600
-------------------------------------------------------------------------------
RETAIL TRADE - 1.9%
Heilig-Meyers                                          45,400           638,438
Lithia Motors Class A (b)                              37,700           631,475
-------------------------------------------------------------------------------
                                                                      1,269,913
-------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 16.8%
American Management Systems (b)                        66,000         1,815,000
BISYS Group (b)                                        17,600           620,400
Black Box (b)                                          55,700         2,053,938
CCC Information Services (b)                           90,400         2,486,000
INSpire Insurance Solutions (b)                        61,300         2,038,225
Mastech (b)                                             7,900           402,653
PRT Group (b)                                          25,200           247,275
Reptron Electronics (b)                                26,400           303,600
UBICS (b)                                              53,500         1,090,062
-------------------------------------------------------------------------------
                                                                     11,057,153
-------------------------------------------------------------------------------
TRANSPORTATION - 0.4%
Trailer Bridge (b)                                     25,800           256,386
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $51,164,505)..........................................       $65,871,340
-------------------------------------------------------------------------------


SHORT-TERM SECURITIES -- 0.9%

                                                    Principal           Market
                   Rate           Maturity            Amount           Value (a)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.9%
Federal Home Loan Bank (DISCOUNT NOTE)
                   5.45%          04/03/98          $ 215,000          $214,935
Federal National Mortgage Association (DISCOUNT NOTE)
                   5.90           04/01/98            400,000           400,000
-------------------------------------------------------------------------------
                                                                        614,935
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $614,935).............................................          $614,935
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST: $51,779,440) (E)......................................       $66,486,275
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) - (0.8%)
   ..........................................................         $(531,530)
-------------------------------------------------------------------------------
TOTAL NET ASSETS
   ..........................................................       $65,954,745
-------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 22

                                 FUND PORTFOLIO
                            IAI EMERGING GROWTH FUND

                                 MARCH 31, 1998
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)


COMMON STOCKS - 94.1%
                                                                       Market
                                                     Quantity         Value (a)
-------------------------------------------------------------------------------
COMMERCIAL SERVICES - 16.6%
ABR Information Services (b)                          136,000        $3,825,000
Apollo Group Class A (b)                               68,100         3,277,313
Cambridge Technology Partners (b)                      68,000         3,370,250
HA-LO Industries (b)                                   39,800         1,390,513
NOVA (b)                                               27,800           835,738
Profit Recovery Group
   International(b)                                    88,900         1,922,463
Rental Service (b)                                     75,400         1,753,050
Romac International (b)                                54,500         1,498,750
Snyder Communications (b)                              50,600         2,371,875
Sylvan Learning Systems (b)                            57,450         2,707,331
U.S. Rentals (b)                                       59,800         1,651,975
Wackenhut Corrections (b)                              91,500         2,293,218
-------------------------------------------------------------------------------
                                                                     26,897,476
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 2.0%
Starbucks (b)                                          70,700         3,203,594
-------------------------------------------------------------------------------
CONSUMER SERVICES - 3.8%
Landry's Seafood Restaurants (b)                       95,500         2,936,625
Papa John's International (b)                          82,800         3,177,450
-------------------------------------------------------------------------------
                                                                      6,114,075
-------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 15.6%
Advanced Fibre Communications (b)                      98,808         3,594,141
Computer Products (b)                                  71,300         1,662,181
Inter-Tel                                             103,300         2,782,644
Natural Microsystems (b)                               68,200         2,702,425
P-Com (b)                                             107,700         2,154,000
QLogic (b)                                             43,600         1,547,800
Saville Systems ADR (b)                                85,200         4,366,500
Sipex (b)                                              95,400         3,148,200
Vitesse Semiconductor (b)                              70,600         3,329,231
-------------------------------------------------------------------------------
                                                                     25,287,122
-------------------------------------------------------------------------------
FINANCIAL - 2.9%
Envoy (b)                                              83,000         3,569,000
Renters Choice (b)                                     44,800         1,097,600
-------------------------------------------------------------------------------
                                                                      4,666,600
-------------------------------------------------------------------------------

                                                                       Market
                                                     Quantity         Value (a)
-------------------------------------------------------------------------------
HEALTH SERVICES - 12.6%
American Oncology Resources (b)                       133,000        $2,028,250
Concentra Managed Care (b)                            132,600         4,077,450
NCS HealthCare Class A (b)                             79,500         2,663,250
Omnicare                                               75,300         2,983,763
Renal Care Group (b)                                   60,500         2,299,000
Superior Consultant Holdings (b)                       90,200         3,235,925
Total Renal Care (b)                                   93,433         3,112,486
-------------------------------------------------------------------------------
                                                                     20,400,124
-------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 11.5%
CardioGenesis (b)                                     594,793         4,163,551
Curative Health Services (b)                           53,300         1,775,556
DAOU Systems (b)                                       80,000         1,565,000
Medicis Pharmaceutical Class A (b)                     64,600         2,818,175
MiniMed (b)                                            67,500         2,986,875
Rexall Sundown (b)                                     62,700         2,135,719
Watson Pharmaceuticals (b)                             86,200         3,103,200
-------------------------------------------------------------------------------
                                                                     18,548,076
-------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 1.1%
Micrel (b)                                             51,450         1,951,884
-------------------------------------------------------------------------------
RETAIL TRADE - 8.9%
Bed Bath & Beyond (b)                                  58,800         2,715,825
Express Scripts Class A (b)                            35,300         2,992,778
Fastenal                                               40,300         1,748,013
Henry Schein (b)                                       36,050         1,496,075
Stein Mart (b)                                         76,900         2,739,563
Whole Foods Market (b)                                 39,100         2,727,224
-------------------------------------------------------------------------------
                                                                     14,419,478
-------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 22

                                 FUND PORTFOLIO
                            IAI EMERGING GROWTH FUND

                                 MARCH 31, 1998


COMMON STOCKS (CONT.)
                                                                       Market
                                                     Quantity         Value (a)
-------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 19.1%
Acxiom (b)                                             61,200        $1,568,250
Aspen Technologies (b)                                 41,000         1,691,250
CBT Group ADR (b)                                      70,900         3,669,075
Citrix Systems (b)                                     47,350         2,565,778
CSG Systems International (b)                          80,000         3,620,000
Gartner Group Class A (b)                              26,800         1,001,650
Harbinger (b)                                          83,400         3,148,350
HNC Software (b)                                       28,100         1,057,263
Information Management
   Resources (b)                                       30,200         1,778,025
Security Dynamics Technologies (b)                     58,400         2,401,700
Transaction Systems
   Architects Class A (b)                              85,300         3,316,037
Visio (b)                                              49,300         2,119,900
Wind River Systems (b)                                 75,200         2,989,200
-------------------------------------------------------------------------------
                                                                     30,926,478
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $113,932,334).........................................      $152,414,907
-------------------------------------------------------------------------------


OTHER SECURITIES -- 7.5%
                                                                       Market
                                                     Quantity         Value (a)
-------------------------------------------------------------------------------
COMMON STOCKS - 0.3%
AccessLine Technologies
   Class A (b)                                         41,666        $   62,499
BEI Medical (b)                                         3,596            14,093
GalaGen (b) (d)                                       235,309           344,257
PACE Health Management
   Systems (b) (d)                                    471,473           128,241
Soane BioSciences (b)                                   5,021               803
-------------------------------------------------------------------------------
                                                                        549,893
-------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 5.2%
AccessLine Technologies
   Series A (b)                                        71,420           107,130
Intellon Series A (b)                                 200,000           372,000
Intellon Series B (b)                                 578,763         1,076,499
Myelos Neurosciences
   Series A (b) (d)                                   500,000           500,000
Myelos Neurosciences
   Series B (b) (d)                                   571,429         1,000,001
PACE Health Management
   Systems Series A (b) (d)                         1,125,000           562,500
Tut Systems Series D (b) (d)                          467,092         1,401,276
Tut Systems Series E (b) (d)                          217,391           652,173
Tut Systems Series F (b) (d)                          780,000         2,340,000
Tut Systems Series G (b) (d)                          121,020           363,060
-------------------------------------------------------------------------------
                                                                      8,374,639
-------------------------------------------------------------------------------

                                                    Ownership          Market
                                                  Percentage (c)      Value (a)
-------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 1.9%
Alta Berkeley III, foreign (b)                           1.78%          354,100
South Street Corporate
   Recovery Fund I (b)                                   0.69            39,316
South Street Leveraged
   Corporate Recovery Fund I (b)                         1.65            28,516
Spectrum Equity Investors (b)                            0.92         1,278,179
Vanguard Associates IV (b)                               1.35         1,325,690
-------------------------------------------------------------------------------
                                                                      3,025,801
-------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 22

                                 FUND PORTFOLIO
                            IAI EMERGING GROWTH FUND

                                 MARCH 31, 1998


OTHER SECURITIES (CONT.)

                                                    Principal           Market
                   Rate           Maturity            Amount           Value (a)
-------------------------------------------------------------------------------
CONVERTIBLE DEBENTURES - 0.1%
AccessLine Technologies (b)
                  12.00%          01/14/99          $ 112,000         $ 112,000
Air Communications Series B (b) (d)
                  10.00           02/28/97            258,332                --
-------------------------------------------------------------------------------
                                                                        112,000
-------------------------------------------------------------------------------

                                                                       Market
                                                     Quantity (c)     Value (a)
-------------------------------------------------------------------------------
CALL OPTIONS - 0.0%
GalaGen, $3.69, 05/22/98 (d)                            4,062                --
GalaGen, $11.07, 03/27/01 (d)                             541                --
-------------------------------------------------------------------------------
                                                                             --
-------------------------------------------------------------------------------
WARRANTS - 0.0%
AccessLine
   Technologies, $.01, 06/03/99                        10,713                --
AccessLine
   Technologies, $.01, 01/15/00                        20,000                --
AccessLine
   Technologies, $.01, 01/15/03                       775,838                 8
GalaGen, $11.07, 06/16/99 (d)                           5,687                --
GalaGen, $11.07, 03/24/00 (d)                           2,256                --
GalaGen, $11.07 07/09/00 (d)                            1,805                --
GalaGen, $7.00, 01/29/01 (d)                           22,501                --
Intellon, $2.50, 03/23/99                              30,000                --
PACE Health Management
   Systems, $4.12, 01/31/00 (d)                        21,820                --
PACE Health Management
   Systems, $.50, 07/07/02 (d)                        625,001                 6
PACE Health Management
   Systems, $3.00, 08/31/05 (d)                        35,000                --
-------------------------------------------------------------------------------
                                                                             14
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $11,394,950)..........................................       $12,062,347
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $125,327,284).........................................      $164,477,254
-------------------------------------------------------------------------------


SHORT-TERM SECURITIES - 0.4%

                                                    Principal           Market
                   Rate           Maturity            Amount           Value (a)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATION - 0.4%
Federal National Mortgage Association (DISCOUNT NOTE)
                   5.90%          04/01/98          $ 600,000         $ 600,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $600,000).............................................          $600,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST: $125,927,284) (e).....................................      $165,077,254
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) - (2.0)%
   ..........................................................       $(3,165,291)
-------------------------------------------------------------------------------
TOTAL NET ASSETS
   ..........................................................      $161,911,963
-------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 22

                                 FUND PORTFOLIO
                                 IAI GROWTH FUND

                                 MARCH 31, 1998
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 97.1%

                                                                       Market
                                                     Quantity         Value (a)
-------------------------------------------------------------------------------
COMMERCIAL SERVICES - 7.3%
Bergen Brunswig Class A                                 7,500        $  319,688
Campbell Soup                                           3,800           215,650
Galileo International                                   7,200           279,450
Sysco                                                  10,600           271,625
-------------------------------------------------------------------------------
                                                                      1,086,413
-------------------------------------------------------------------------------
CONSUMER DURABLES - 2.5%
Newell                                                  3,700           179,218
Snap-On (b)                                             4,000           182,500
-------------------------------------------------------------------------------
                                                                        361,718
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 9.6%
Coca-Cola                                               2,000           154,875
Colgate-Palmolive                                       2,200           190,575
Dial                                                    6,600           157,986
Gillette                                                1,400           166,163
Pepsico                                                 5,900           251,856
Philip Morris                                           4,280           178,423
Procter & Gamble                                        1,900           160,313
Vlasic Foods International (b)                            380             9,713
Wm. Wrigley Jr                                          1,800           147,150
-------------------------------------------------------------------------------
                                                                      1,417,054
-------------------------------------------------------------------------------
CONSUMER SERVICES - 3.7%
Cendant (b)                                            11,178           442,928
Pittston Brink's Group                                  2,600            99,125
-------------------------------------------------------------------------------
                                                                        542,053
-------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 6.9%
3Com (b)                                                5,150           185,078
Analog Devices (b)                                      6,600           219,450
Cisco Systems (b)                                       1,800           123,075
Hewlett-Packard                                         1,100            69,713
Intel                                                   1,800           140,513
International Business Machines                         1,010           104,914
SBC Communications                                      4,200           183,224
-------------------------------------------------------------------------------
                                                                      1,025,967
-------------------------------------------------------------------------------

                                                                       Market
                                                     Quantity         Value (a)
-------------------------------------------------------------------------------
ENERGY MINERALS - 3.8%
Amoco                                                   1,100        $   95,013
British Petroleum ADR                                   1,109            95,443
Exxon                                                   2,900           196,112
Royal Dutch Petroleum                                   3,200           181,800
-------------------------------------------------------------------------------
                                                                        568,368
-------------------------------------------------------------------------------
FINANCIAL - 15.5%
Allstate                                                2,190           201,343
American International Group                            1,300           163,718
Associates First Capital                                2,100           165,900
BankAmerica                                             2,200           181,775
Citicorp                                                1,300           184,600
Equifax                                                 3,900           142,350
Fannie Mae                                              5,900           373,175
MBNA                                                    5,700           204,131
Norwest                                                 6,940           288,444
State Street                                            2,250           153,141
T. Rowe Price                                           1,090            76,709
Travelers Group                                         2,500           150,000
-------------------------------------------------------------------------------
                                                                      2,285,286
-------------------------------------------------------------------------------
HEALTH SERVICES - 1.7%
United Healthcare                                       3,800           246,050
-------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 9.1%
Abbott Laboratories                                     2,400           180,750
Baxter International                                    1,400            77,175
Bristol-Myers Squibb                                    1,800           187,763
Eli Lilly & Company                                     2,220           132,368
Johnson & Johnson                                       2,300           168,619
Merck & Company                                         1,410           181,009
Pfizer                                                  2,410           240,245
Schering-Plough                                         2,200           179,713
-------------------------------------------------------------------------------
                                                                      1,347,642
-------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 22

                                 FUND PORTFOLIO
                                 IAI GROWTH FUND

                                 MARCH 31, 1998

COMMON STOCKS (CONT.)

                                                                       Market
                                                     Quantity         Value (a)
-------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 5.7%
Newpark Resources (b)                                   8,300        $  151,475
Schlumberger ADR                                        2,200           166,650
Transocean Offshore                                     1,700            87,444
USA Waste Services (b)                                  9,790           436,267
-------------------------------------------------------------------------------
                                                                        841,836
-------------------------------------------------------------------------------
PROCESS INDUSTRIES - 4.0%
E.I. du Pont de Nemours                                 1,800           122,400
Kimberly-Clark                                          2,900           145,363
Minerals Technologies                                   3,000           151,125
Sigma-Aldrich                                           4,800           178,800
-------------------------------------------------------------------------------
                                                                        597,688
-------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 5.4%
General Electric                                        4,220           363,711
Tyco International                                      7,900           431,538
-------------------------------------------------------------------------------
                                                                        795,249
-------------------------------------------------------------------------------
RETAIL TRADE - 4.7%
Consolidated Stores (b)                                 2,400           103,050
Dollar General                                          6,156           238,170
Home Depot                                              1,800           121,388
Wal-Mart Stores                                         4,500           228,656
-------------------------------------------------------------------------------
                                                                        691,264
-------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 11.2%
Computer Associates International                       5,650           326,288
First Data                                             11,500           373,750
FIserv (b)                                              5,200           329,550
Lexmark International Class A (b)                       5,900           266,238
Microsoft (b)                                           1,800           161,100
SunGard Data Systems (b)                                5,500           202,468
-------------------------------------------------------------------------------
                                                                      1,659,394
-------------------------------------------------------------------------------

                                                                       Market
                                                     Quantity         Value (a)
-------------------------------------------------------------------------------
UTILITIES - 6.0%
Ameritech                                               3,700        $  182,919
Bellsouth                                               2,500           168,906
Century Telephone Enterprises                           4,800           293,400
WorldCom (b)                                            5,600           241,150
-------------------------------------------------------------------------------
                                                                        886,375
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $10,836,685).........................................        $14,352,357
-------------------------------------------------------------------------------


SHORT-TERM SECURITIES - 2.9%

                                                    Principal           Market
                   Rate           Maturity            Amount           Value (a)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATION - 2.9%
Federal National Mortgage Association (DISCOUNT NOTE)
                   5.90%          04/01/98          $ 425,000         $ 425,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $425,000).............................................          $425,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST: $11,261,685) (e)......................................       $14,777,357
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) - 0.0%
   ..........................................................           $(2,844)
-------------------------------------------------------------------------------
TOTAL NET ASSETS
   ..........................................................       $14,774,513
-------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 22

                                 FUND PORTFOLIO
                             IAI MIDCAP GROWTH FUND

                                 MARCH 31, 1998
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 96.6%
                                                                       Market
                                                     Quantity         Value (a)
-------------------------------------------------------------------------------
COMMERCIAL SERVICES - 6.3%
Bell & Howell (b)                                      21,200        $  581,675
Bergen Brunswig Class A                                34,800         1,483,350
Cintas                                                 14,100           729,675
Galileo International                                  40,500         1,571,906
Wackenhut Corrections (b)                              33,700           844,606
-------------------------------------------------------------------------------
                                                                      5,211,212
-------------------------------------------------------------------------------
CONSUMER DURABLES - 4.8%
Newell                                                 25,500         1,235,156
Snap-On                                                31,600         1,441,750
Sunbeam - Oster                                        28,600         1,260,188
-------------------------------------------------------------------------------
                                                                      3,937,094
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 3.7%
Dial                                                   59,100         1,414,706
Hormel Foods                                           32,000         1,242,000
McCormick & Company                                    12,600           406,350
-------------------------------------------------------------------------------
                                                                      3,063,056
-------------------------------------------------------------------------------
CONSUMER SERVICES - 4.0%
Harte-Hanks Communications                             49,200         1,168,500
Pittston Brink's Group                                 37,100         1,414,437
Promus Hotel (b)                                       15,300           730,575
-------------------------------------------------------------------------------
                                                                      3,313,512
-------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 5.4%
ADC Telecommunications (b)                             15,000           413,438
Analog Devices (b)                                     16,200           538,650
Andrew (b)                                              5,600           110,950
Belden                                                 30,300         1,268,813
FSI International (b)                                  10,800           118,800
Linear Technology                                      11,700           807,300
Maxim Integrated Products (b)                          22,600           823,488
Xilinx (b)                                              9,900           370,631
-------------------------------------------------------------------------------
                                                                      4,452,070
-------------------------------------------------------------------------------
ENERGY MINERALS - 1.3%
Tosco                                                  29,500         1,039,873
-------------------------------------------------------------------------------

                                                                       Market
                                                     Quantity         Value (a)
-------------------------------------------------------------------------------
FINANCIAL - 14.7%
Associated Banc-Corp                                    8,200        $  442,288
Capital One Financial                                   4,000           315,500
City National                                          19,600           744,800
Crestar Financial                                      13,200           780,450
Equifax                                                32,700         1,193,550
Financial Security Assurance                           18,700         1,021,488
Finova Group                                           25,800         1,518,975
First Alliance (b)                                     80,800         1,267,550
Mercantile Bankshares                                  21,200           767,175
Old Republic International                             22,600         1,001,463
Provident Companies                                    29,800         1,022,513
ReliaStar Financial                                    30,400         1,400,300
T. Rowe Price                                           9,000           633,373
-------------------------------------------------------------------------------
                                                                     12,109,425
-------------------------------------------------------------------------------
HEALTH SERVICES - 4.3%
Allegiance                                             20,000           791,250
Patterson Dental (b)                                   29,250           906,750
Quorum Health Group (b)                                54,600         1,835,925
-------------------------------------------------------------------------------
                                                                      3,533,925
-------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 4.3%
Biogen (b)                                             13,100           631,256
Hillenbrand Industries                                 11,400           701,813
R.P. Scherer (b)                                       10,100           681,750
Stryker                                                18,200           853,125
Watson Pharmaceuticals (b)                             20,100           723,600
-------------------------------------------------------------------------------
                                                                      3,591,544
-------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 8.9%
AES (b)                                                25,300         1,326,669
Camco International                                    11,900           719,950
Diamond Offshore Drilling                              16,300           739,613
Nabors Industries (b)                                  32,400           767,475
Noble Drilling (b)                                     29,500           901,594
Smith International (b)                                15,200           836,950
Transocean Offshore                                    16,200           833,288
USA Waste Services (b)                                 26,500         1,180,905
-------------------------------------------------------------------------------
                                                                      7,306,444
-------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 22

                                 FUND PORTFOLIO
                             IAI MIDCAP GROWTH FUND

                                 MARCH 31, 1998

COMMON STOCKS (CONT.)
                                                                       Market
                                                     Quantity         Value (a)
-------------------------------------------------------------------------------
PROCESS INDUSTRIES - 1.9%
Minerals Technologies                                  15,900        $  800,963
Sigma-Aldrich                                          21,300           793,425
-------------------------------------------------------------------------------
                                                                      1,594,388
-------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 5.7%
American Power Conversion (b)                          23,000           659,812
Danaher                                                 8,400           637,875
Danka Business Systems ADR                             35,420           650,843
Federal-Mogul                                             800            42,550
HON Industries                                         13,200           485,100
Kaydon                                                 16,500           674,438
Lear (b)                                               21,100         1,189,513
Roper Industries                                       13,500           400,780
-------------------------------------------------------------------------------
                                                                      4,740,911
-------------------------------------------------------------------------------
RETAIL TRADE - 6.8%
Barnes & Noble (b)                                     28,200         1,099,800
Consolidated Stores (b)                                26,900         1,155,019
Dollar General (b)                                     30,000         1,160,625
Lands' End (b)                                         21,000           774,375
Pier 1 Imports                                         21,400           580,475
Staples (b)                                            37,300           864,894
-------------------------------------------------------------------------------
                                                                      5,635,188
-------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 12.8%
BMC Software (b)                                       11,500           963,844
Cadence Design Systems (b)                             23,900           827,538
Compuware (b)                                          22,700         1,120,813
FIserv (b)                                             21,700         1,375,238
J.D. Edwards & Company (b)                             20,600           673,361
Lexmark International Class A (b)                      28,400         1,281,550
Platinum Technology (b)                                46,200         1,189,650
Sterling Commerce (b)                                  24,400         1,131,550
SunGard Data Systems (b)                               36,500         1,343,656
Synopsys (b)                                           19,900           651,725
-------------------------------------------------------------------------------
                                                                     10,558,925
-------------------------------------------------------------------------------

                                                                       Market
                                                     Quantity         Value (a)
-------------------------------------------------------------------------------
TRANSPORTATION - 2.3%
C.H. Robinson Worldwide                                51,200        $1,331,200
Wisconsin Central Transportation (b)                   20,800           585,650
-------------------------------------------------------------------------------
                                                                      1,916,850
-------------------------------------------------------------------------------
UTILITIES - 9.4%
Century Telephone Enterprises                          24,310         1,485,949
Florida Progress                                       18,700           779,555
LCI International (b)                                  12,700           488,950
MidAmerican Energy                                     34,600           784,988
Nevada Power                                           17,600           470,800
NIPSCO Industries                                       6,200           173,600
Pinnacle West Capital                                  18,000           799,875
Potomac Electric Power                                 25,900           649,119
Puget Sound Energy                                     19,800           558,113
TECO Energy                                            27,600           779,700
Wisconsin Energy                                       25,700           788,669
-------------------------------------------------------------------------------
                                                                      7,759,318
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $69,172,379)..........................................       $79,763,735
-------------------------------------------------------------------------------

OTHER SECURITIES - 1.7%
                                                                       Market
                                                     Quantity (c)     Value (a)
-------------------------------------------------------------------------------
COMMON STOCK - 0.1%
GalaGen (b) (d)                                        47,398        $   69,343
-------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 0.8%
Tut Systems Series D (b) (d)                          233,546           700,639
-------------------------------------------------------------------------------

                                                    Ownership          Market
                                                   Percentage (c)     Value (a)
-------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.8%
South Street Leveraged
   Corporate Recovery Fund I (b)                         1.10%           19,013
Spectrum Equity Investors (b)                            0.46           639,080
-------------------------------------------------------------------------------
                                                                        658,093
-------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 22

                                 FUND PORTFOLIO
                             IAI MIDCAP GROWTH FUND

                                 MARCH 31, 1998

OTHER SECURITIES (CONT.)
                                                                       Market
                                                     Quantity (c)     Value (a)
-------------------------------------------------------------------------------
CALL OPTIONS - 0.0%
GalaGen, $3.69, 05/22/98 (d)                            1,354        $       --
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $989,382).............................................        $1,428,075
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $70,161,761)..........................................       $81,191,810
-------------------------------------------------------------------------------


SHORT-TERM SECURITIES - 1.7%

                                                    Principal           Market
                   Rate           Maturity            Amount           Value (a)
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 1.7%
Federal National Mortgage Association (DISCOUNT NOTE)
                   5.90%          04/01/98         $1,290,000        $1,290,000
U.S. Treasury Bill
                   5.10           04/23/98            100,000            99,674
-------------------------------------------------------------------------------
                                                                      1,389,674
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $1,389,697)...........................................        $1,389,674
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST: $71,551,458) (e)......................................       $82,581,484
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) - 0.0%
   ..........................................................           $23,347
-------------------------------------------------------------------------------
TOTAL NET ASSETS
   ..........................................................       $82,604,831
-------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 22

                            NOTES TO FUND PORTFOLIOS

            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


                                 MARCH 31, 1998

                                       (a)
Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)
Currently non-income producing security.

                                       (c)
Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public. For each restricted security issue held at March 31, 1998, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the securities. Information concerning each restricted security held at March 31, 1998 is shown on pages 24-26.

                                       (d)
Investment represents five percent or more of the outstanding voting securities of the issuer, and is therefore an affiliate, as defined in the Investment Company Act of 1940, at March 31, 1998. A summary of transactions during the period with affiliated issuers of the Funds follows:

                   IAI EMERGING GROWTH FUND AFFILIATED ISSUERS

--------------------------------------------------------------------------------------------------
                                   PURCHASES                  SALES           REALIZED  INVESTMENT
                             ---------------------------------------------
ISSUER                        QUANTITY      COST      QUANTITY    PROCEEDS   GAIN(LOSS)   INCOME
--------------------------------------------------------------------------------------------------
 *CardioGenesis                     --   $       --     15,000   $ 118,608   $  82,016   $    --
 GalaGen Options 05/22/98          813   $       --         --   $      --   $      --   $    --
 GalaGen Options 03/27/01          271   $       --         --   $      --   $      --   $    --
 PACE Health Management
  Systems Series A PFD       1,125,000   $1,124,999         --   $      --   $      --   $    --
 PACE Health Management
  Systems Warrants 07/07/02    625,001   $       --         --   $      --   $      --   $    --
 Seurat Analytical Systems
  Class B                           --   $       --     39,898   $     636   $     636   $    --
 Seurat Analytical Systems
  Series B PFD                      --   $       --    114,973   $   1,752   $(228,861)  $    --
 Seurat Analytical Systems
  Series C PFD                      --   $       --     59,908   $     944   $(478,630)  $    --
 Tut Systems Series G PFD      121,020   $  363,060         --   $      --   $      --   $    --

*SECURITIES THAT WERE AFFILIATED DURING THE TWELVE MONTH PERIOD ENDING ON 3/31/98 BUT NOT AT 3/31/98.


                    IAI MIDCAP GROWTH FUND AFFILIATED ISSUERS

--------------------------------------------------------------------------------------------------
                                   PURCHASES                  SALES           REALIZED  INVESTMENT
                             ---------------------------------------------
ISSUER                        QUANTITY      COST      QUANTITY    PROCEEDS   GAIN(LOSS)   INCOME
--------------------------------------------------------------------------------------------------
GalaGen Options 05/22/98           271   $       --         --   $      --   $      --   $    --

                            NOTES TO FUND PORTFOLIOS

            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                                 MARCH 31, 1998

                                       (e)
At March 31, 1998, the cost of securities for federal in come tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                     IAI CAPITAL           IAI EMERGING         IAI GROWTH         IAI MIDCAP
                                  APPRECIATION FUND         GROWTH FUND            FUND            GROWTH FUND
---------------------------------------------------------------------------------------------------------------
Cost for federal tax purposes       $ 51,865,919           $ 127,037,721       $ 11,273,784       $ 71,728,901
---------------------------------------------------------------------------------------------------------------

Gross unrealized appreciation       $ 16,616,089           $  44,342,094       $  3,638,844       $ 12,558,377
Gross unrealized depreciation         (1,995,733)             (6,302,561)          (135,271)        (1,705,794)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation         $ 14,620,356           $  38,039,533       $  3,503,573       $ 10,852,583
---------------------------------------------------------------------------------------------------------------

                            NOTES TO FUND PORTFOLIOS

            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                                 MARCH 31, 1998


RESTRICTED SECURITIES
IAI EMERGING GROWTH FUND

COMMON STOCKS

Security                 Acquisition Date       Cost
---------------------------------------------------------
AccessLine Technologies
   Class A                   06/30/94        $ 209,009
BEI Medical                  02/05/96           19,693
GalaGen                      02/26/93          750,000
                             11/29/93          250,099
                             06/17/94          351,839
                             03/22/95          133,236
                             07/07/95          104,684
                             12/14/95          124,999
PACE Health Management
   Systems                   01/11/94          750,000
                             01/31/95          201,520
                             04/27/95          150,625
                             06/20/95           75,000
                             09/17/96          637,501
Soane BioSciences            12/30/97               --


CONVERTIBLE PREFERRED STOCKS

Security                 Acquisition Date       Cost
---------------------------------------------------------
AccessLine Technologies
   Series A                  06/03/94        $ 499,940
Intellon Series A            03/24/94          200,163
Intellon Series B            04/03/96        1,076,676
Myelos Neurosciences
   Series A                  07/05/95          500,000
Myelos Neurosciences
   Series B                  12/06/96        1,000,912
PACE Health Management
   Systems Series A          07/07/97          500,000
                             08/12/97          250,000
                             12/22/97          250,000
                             02/19/98          125,000
Tut Systems Series D         02/17/94          400,293
                             04/08/94           20,384
Tut Systems Series E         12/21/94          250,563
Tut Systems Series F         07/30/96          975,284
Tut Systems Series G         12/16/97          363,060

LIMITED PARTNERSHIPS

Security                 Acquisition Date       Cost
---------------------------------------------------------
Alta Berkeley III, foreign   09/25/96        $  46,010
                             06/06/97           23,135
                             11/05/97           23,398
South Street Corporate
   Recovery Fund I           10/03/95               --
South Street Leveraged
   Corporate Recovery Fund I 10/03/95               --

                            NOTES TO FUND PORTFOLIOS

            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                                 MARCH 31, 1998


RESTRICTED SECURITIES
IAI EMERGING GROWTH FUND

LIMITED PARTNERSHIPS (CONT.)

Security                 Acquisition Date       Cost
---------------------------------------------------------
Spectrum Equity Investors    01/03/95        $  34,187
                             05/11/95           11,050
                             05/22/95           70,000
                             11/16/95           85,000
                             12/13/95           35,000
                             04/17/96           25,000
                             05/15/96           70,000
                             08/14/96           40,000
                             10/22/96          100,000
                             12/12/96           25,000
                             02/12/97           42,790
                             02/26/97           50,000
                             05/05/97           40,000
                             06/10/97           25,000
                             09/30/97           25,000
                             12/09/97           20,000
                             01/20/98           60,000
Vanguard Associates IV       07/26/96            3,540

CONVERTIBLE DEBENTURES

Security                 Acquisition Date       Cost
---------------------------------------------------------
AccessLine
   Technologies 01/14/99     01/15/97        $ 100,000
                             01/15/98           12,000
Air Communications
   Series B 02/28/97         11/21/95           75,000
                             11/30/95           50,000
                             02/26/96           50,000
                             03/22/96           58,333
                             05/21/96           16,666
                             06/25/96            8,333

CALL OPTIONS

Security                 Acquisition Date       Cost
---------------------------------------------------------
GalaGen 05/22/98             03/24/94        $      --
                             02/22/95               --
                             02/22/96               --
                             02/22/97               --
                             02/23/98               --
GalaGen 03/27/01             12/27/96               --
                             12/27/97               --

WARRANTS

Security                 Acquisition Date       Cost
---------------------------------------------------------
AccessLine Technologies
   06/03/99                  06/03/94        $      --
AccessLine Technologies
   01/15/00                  01/15/97               --
AccessLine Technologies
   01/15/03                  01/15/98               --
GalaGen 06/16/99             12/05/94               --
GalaGen 03/24/00             04/13/95               --
GalaGen 07/09/00             07/07/95               --
GalaGen 01/29/01             01/30/96               --
                             03/27/97               --
Intellon 03/23/99            04/12/94               --
PACE Health Management
   Systems 01/31/00          03/30/95               --
PACE Health Management
   Systems 07/07/02          07/07/97               --
                             08/12/97               --
                             12/22/97               --
                             02/19/98               --
PACE Health Management
   Systems 08/31/05          01/16/96               28

                            NOTES TO FUND PORTFOLIOS

            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                                 MARCH 31, 1998

RESTRICTED SECURITIES
IAI MIDCAP GROWTH FUND

COMMON STOCK

Security                 Acquisition Date       Cost
---------------------------------------------------------
GalaGen                      02/26/93        $ 250,000
                             11/29/93          150,027

CONVERTIBLE PREFERRED STOCK

Security                 Acquisition Date       Cost
---------------------------------------------------------
Tut Systems Series D         02/17/94        $ 200,147
                             04/08/94           10,192

LIMITED PARTNERSHIPS

Security                 Acquisition Date       Cost
---------------------------------------------------------
South Street Leveraged
   Corporate Recovery
   Fund I                    10/03/95        $      --
Spectrum Equity Investors    01/03/95           17,096
                             05/11/95            5,525
                             05/22/95           35,000
                             11/16/95           42,500
                             12/13/95           17,500
                             04/17/96           12,500
                             05/15/96           35,000
                             08/14/96           20,000
                             10/22/96           50,000
                             12/12/96           12,500
                             02/12/97           21,395
                             02/26/97           25,000
                             05/05/97           20,000
                             06/10/97           12,500
                             09/30/97           12,500
                             12/09/97           10,000
                             01/20/98           30,000

CALL OPTIONS

Security                 Acquisition Date       Cost
---------------------------------------------------------
GalaGen 05/22/98             03/24/94        $      --
                             02/22/95               --
                             02/22/96               --
                             02/22/97               --
                             02/23/98               --

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENTS OF ASSETS AND LIABILITIES

            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                                 MARCH 31, 1998

                                                                                       IAI CAPITAL
                                                                                    APPRECIATION FUND
-------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities of unaffiliated issuers, at market
    (Cost: $51,779,440, $117,503,925, $11,261,685, and
        $70,941,092, respectively)                                                   $   66,486,275
Investments in securities of affiliated issuers, at market
    (Cost: $0, $8,423,359, $0 and $610,366, respectively)                                      --
                                                                                  ---------------------
    TOTAL INVESTMENTS IN SECURITIES (SEE FUND PORTFOLIOS)                                66,486,275

Receivable for investment securities sold                                                      --
Receivable for Fund shares sold                                                               7,254
Dividends and accrued interest receivable                                                     3,281
                                                                                  ---------------------
    TOTAL ASSETS                                                                         66,496,810
                                                                                  ---------------------
LIABILITIES
Line of credit                                                                               58,450
Payable for investment securities purchased                                                 483,615
Payable for Fund shares purchased                                                              --
                                                                                  ---------------------
    TOTAL LIABILITIES                                                                       542,065
                                                                                  ---------------------
    NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                               $   65,954,745
                                                                                  ---------------------
REPRESENTED BY:
Capital stock                                                                        $       36,719
Additional paid-in capital                                                               45,063,895
Undistributed (overdistributed) net investment income                                          --
Accumulated net realized gains                                                            6,147,296
Unrealized appreciation on investment securities                                         14,706,835
                                                                                  ---------------------
    TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK          $   65,954,745


    Shares of capital stock outstanding; authorized 10 billion shares each of
        $.01 par value stock                                                              3,671,893
                                                                                  ---------------------
    NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                           $        17.96
                                                                                  =====================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 38

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                   IAI EMERGING       IAI GROWTH       IAI MIDCAP
                                                                                    GROWTH FUND          FUND         GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities of unaffiliated issuers, at market
    (Cost: $51,779,440, $117,503,925, $11,261,685, and
        $70,941,092, respectively)                                                $  157,785,740   $   14,777,357   $   81,811,502
Investments in securities of affiliated issuers, at market
    (Cost: $0, $8,423,359, $0 and $610,366, respectively)                              7,291,514             --            769,982
                                                                              ----------------------------------------------------
    TOTAL INVESTMENTS IN SECURITIES (SEE FUND PORTFOLIOS)                            165,077,254       14,777,357       82,581,484

Receivable for investment securities sold                                                624,354             --          1,241,426
Receivable for Fund shares sold                                                              100             --                682
Dividends and accrued interest receivable                                                  1,033           11,104           14,129
                                                                              ----------------------------------------------------
    TOTAL ASSETS                                                                     165,702,741       14,788,461       83,837,721
                                                                              ----------------------------------------------------
LIABILITIES
Line of credit                                                                           236,360           13,948           93,889
Payable for investment securities purchased                                            3,445,835             --          1,139,001
Payable for Fund shares purchased                                                        108,583             --               --
                                                                              ----------------------------------------------------
    TOTAL LIABILITIES                                                                  3,790,778           13,948        1,232,890
                                                                              ----------------------------------------------------
    NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                            $  161,911,963   $   14,774,513   $   82,604,831
                                                                              ----------------------------------------------------
REPRESENTED BY:
Capital stock                                                                     $       89,426   $       12,136   $       51,909
Additional paid-in capital                                                            70,523,798       10,377,516       62,365,529
Undistributed (overdistributed) net investment income                                    (34,129)            --               --
Accumulated net realized gains                                                        52,182,898          869,189        9,157,367
Unrealized appreciation on investment securities                                      39,149,970        3,515,672       11,030,026
                                                                              ----------------------------------------------------
    TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK       $  161,911,963   $   14,774,513   $   82,604,831
                                                                              ----------------------------------------------------

    Shares of capital stock outstanding; authorized 10 billion shares each of
        $.01 par value stock                                                           8,942,643        1,213,638        5,190,944
                                                                              ----------------------------------------------------
    NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                        $        18.11   $        12.17   $        15.91
                                                                              ====================================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 38

                            STATEMENTS OF OPERATIONS

            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                            YEAR ENDED MARCH 31, 1998

                                                                                                        IAI CAPITAL
                                                                                                     APPRECIATION FUND
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   INCOME
       Dividends (net of foreign income taxes withheld of $0, $0, $1,403,
           and $1,964, respectively)                                                                  $      70,081
       Interest                                                                                             231,263
                                                                                ----------------------------------------
           TOTAL INCOME                                                                                     301,344
                                                                                ----------------------------------------

    EXPENSES
       Management fees                                                                                      882,553
       Compensation of Directors                                                                              7,120
       Interest                                                                                              19,914
                                                                                ----------------------------------------
           TOTAL EXPENSES                                                                                   909,587
           Less fees reimbursed by Advisers                                                                  (7,120)
                                                                                ----------------------------------------
           NET EXPENSES                                                                                     902,467
                                                                                ----------------------------------------
           NET INVESTMENT LOSS                                                                             (601,123)
                                                                                ----------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
    Net realized gains (losses) on:
       Investment securities (including $0, $(624,839), $0 and $0,
           respectively, from affiliated issuers)                                  $  12,979,315
       Futures contracts                                                               1,794,870
                                                                                       ---------
                                                                                                         14,774,185

    Net change in unrealized appreciation or depreciation on investments                                 11,643,382
                                                                                ----------------------------------------
           NET GAIN ON INVESTMENTS                                                                       26,417,567
                                                                                ----------------------------------------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $  25,816,444
                                                                                ========================================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 38

                                                                                       IAI EMERGING             IAI GROWTH
                                                                                       GROWTH FUND                 FUND
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   INCOME
       Dividends (net of foreign income taxes withheld of $0, $0, $1,403,
           and $1,964, respectively)                                                  $     34,680             $   133,164
       Interest                                                                            873,328                  33,564
                                                                          --------------------------------------------------
           TOTAL INCOME                                                                    908,008                 166,728
                                                                          --------------------------------------------------

    EXPENSES
       Management fees                                                                   4,225,381                 168,988
       Compensation of Directors                                                            39,273                   1,573
       Interest                                                                             34,853                     463
                                                                          --------------------------------------------------
           TOTAL EXPENSES                                                                4,299,507                 171,024
           Less fees reimbursed by Advisers                                                (39,273)                 (1,573)
                                                                          --------------------------------------------------
           NET EXPENSES                                                                  4,260,234                 169,451
                                                                          --------------------------------------------------
           NET INVESTMENT LOSS                                                          (3,352,226)                 (2,723)
                                                                          --------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
    Net realized gains (losses) on:
       Investment securities (including $0, $(624,839), $0 and $0,
           respectively, from affiliated issuers)                         $ 93,330,632              $ 1,684,652
       Futures contracts                                                            --                       --
                                                                          ------------              -----------
                                                                                        93,330,632               1,684,652

    Net change in unrealized appreciation or depreciation on investments                 6,603,890               2,793,529
                                                                          --------------------------------------------------
           NET GAIN ON INVESTMENTS                                                      99,934,522               4,478,181
                                                                          --------------------------------------------------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $ 96,582,296             $ 4,475,458
                                                                          ==================================================

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                          IAI MIDCAP
                                                                                         GROWTH FUND
------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   INCOME
       Dividends (net of foreign income taxes withheld of $0, $0, $1,403,
           and $1,964, respectively)                                                     $  546,184
       Interest                                                                             281,625
                                                                         -----------------------------
           TOTAL INCOME                                                                     827,809
                                                                         -----------------------------

    EXPENSES
       Management fees                                                                    1,327,988
       Compensation of Directors                                                             12,508
       Interest                                                                              11,326
                                                                         -----------------------------
           TOTAL EXPENSES                                                                 1,351,822
           Less fees reimbursed by Advisers                                                 (12,508)
                                                                         -----------------------------
           NET EXPENSES                                                                   1,339,314
                                                                         -----------------------------
           NET INVESTMENT LOSS                                                             (511,505)
                                                                         -----------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
    Net realized gains (losses) on:
       Investment securities (including $0, $(624,839), $0 and $0,
           respectively, from affiliated issuers)                         $ 21,222,615
       Futures contracts                                                            --
                                                                          ------------
                                                                                         21,222,615

    Net change in unrealized appreciation or depreciation on investments                    744,507
                                                                         -----------------------------
           NET GAIN ON INVESTMENTS                                                       21,967,122
                                                                         -----------------------------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $ 21,455,617
                                                                         =============================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 38

                       STATEMENTS OF CHANGES IN NET ASSETS

            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                                                                                        IAI CAPITAL
                                                                                     APPRECIATION FUND
                                                                                  Year              Year
                                                                                  ended             ended
                                                                            March 31, 1997     March 31, 1998
----------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income (loss)                                            $     (601,123)    $     (292,161)
    Net realized gains                                                          14,774,185            680,376
    Net change in unrealized appreciation or depreciation                       11,643,382          2,705,202
                                                                          --------------------------------------
       NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          25,816,444          3,093,417
                                                                          --------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                             --               (1,281)
    Net realized gains                                                          (6,983,032)        (1,409,001)
    Tax return of capital                                                             --             (126,721)
                                                                          --------------------------------------
       TOTAL DISTRIBUTIONS                                                      (6,983,032)        (1,537,003)
                                                                          --------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
    Net proceeds from sale of shares                                            76,384,918         91,105,766
    Net asset value of shares issued in reinvestment
       of distributions                                                          6,824,703          1,494,100
    Cost of shares redeemed                                                    (80,318,678)       (59,337,277)
                                                                          --------------------------------------
       INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS         2,890,943         33,262,589
                                                                          --------------------------------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS                                  21,724,355         34,819,003

NET ASSETS AT BEGINNING OF PERIOD                                               44,230,390          9,411,387
                                                                          --------------------------------------

NET ASSETS AT END OF PERIOD                                                 $   65,954,745     $   44,230,390
                                                                          ======================================
    INCLUDING UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME OF:     $         --       $         --
                                                                          ======================================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 38

                                                                                 IAI EMERGING                    IAI GROWTH
                                                                                 GROWTH FUND                        FUND
                                                                            Year            Year            Year           Year
                                                                           ended           ended           ended          ended
                                                                       March 31, 1997   March 31, 1998 March 31, 1997 March 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income (loss)                                        $  (3,352,226)  $  (4,923,148)  $     (2,723)  $    (40,368)
    Net realized gains                                                     93,330,632      63,520,130      1,684,652      3,427,226
    Net change in unrealized appreciation or depreciation                   6,603,890    (190,788,849)     2,793,529     (1,841,255)
                                                                        ------------------------------------------------------------
       NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     96,582,296    (132,191,867)     4,475,458      1,545,603
                                                                        ------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                        --              --             --             --
    Net realized gains                                                    (46,166,939)    (99,452,610)    (1,608,253)    (3,996,079)
    Tax return of capital                                                        --              --             --             --
                                                                        ------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                                (46,166,939)    (99,452,610)    (1,608,253)    (3,996,079)
                                                                        ------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
    Net proceeds from sale of shares                                      205,116,691     427,144,560      6,469,281     12,003,377
    Net asset value of shares issued in reinvestment
       of distributions                                                    45,784,112      97,552,240      1,597,042      3,976,886
    Cost of shares redeemed                                              (526,509,273)   (559,835,441)    (7,905,828)   (18,862,443)
                                                                        ------------------------------------------------------------
       INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (275,608,470)    (35,138,641)       160,495     (2,882,180)
                                                                        ------------------------------------------------------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS                           (225,193,113)   (266,783,118)     3,027,700     (5,332,656)

NET ASSETS AT BEGINNING OF PERIOD                                         387,105,076     653,888,194     11,746,813     17,079,469
                                                                        ------------------------------------------------------------

NET ASSETS AT END OF PERIOD                                             $ 161,911,963   $ 387,105,076   $ 14,774,513   $ 11,746,813
                                                                        ============================================================
    INCLUDING UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME OF: $     (34,129)  $    (118,693)  $       --     $       --
                                                                        ============================================================

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                           IAI MIDCAP
                                                                                           GROWTH FUND
                                                                                  Year               Year
                                                                                 ended              ended
                                                                             March 31, 1997     March 31, 1998
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income (loss)                                            $     (511,505)    $     (647,104)
    Net realized gains                                                          21,222,615         22,644,795
    Net change in unrealized appreciation or depreciation                          744,507        (17,970,970)
                                                                        ---------------------------------------
       NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          21,455,617          4,026,721
                                                                        ---------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                             --                 --
    Net realized gains                                                         (24,195,975)       (11,905,911)
    Tax return of capital                                                             --                 --
                                                                        ---------------------------------------
       TOTAL DISTRIBUTIONS                                                     (24,195,975)       (11,905,911)
                                                                        ---------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
    Net proceeds from sale of shares                                            45,519,092        100,565,712
    Net asset value of shares issued in reinvestment
       of distributions                                                         23,058,343         11,497,214
    Cost of shares redeemed                                                   (111,491,235)       (98,299,543)
                                                                        ---------------------------------------
       INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS       (42,913,800)        13,763,383
                                                                        ---------------------------------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS                                 (45,654,158)         5,884,193

NET ASSETS AT BEGINNING OF PERIOD                                              128,258,989        122,374,796
                                                                        ---------------------------------------

NET ASSETS AT END OF PERIOD                                                 $   82,604,831     $  128,258,989
                                                                        =======================================
    INCLUDING UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME OF:     $         --       $      (23,894)
                                                                        =======================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 38

                              FINANCIAL HIGHLIGHTS

                          IAI CAPITAL APPRECIATION FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                     Years ended March 31,           Period from
                                             ----------------------------------   February 1, 1996+
                                                   1998              1997         to March 31, 1996
---------------------------------------------------------------------------------------------------
NET ASSET VALUE
    Beginning of period                        $      13.49      $      11.24      $      10.00
                                             -----------------------------------------------------

OPERATIONS
    Net investment income (loss)                      (0.16)            (0.09)             --
    Net realized and unrealized gains                  6.77              2.79              1.24
                                             -----------------------------------------------------
       TOTAL FROM OPERATIONS                           6.61              2.70              1.24
                                             -----------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gains                                (2.14)            (0.41)             --
    Tax return of capital                              --               (0.04)             --
                                             -----------------------------------------------------
       TOTAL DISTRIBUTIONS                            (2.14)            (0.45)             --
                                             -----------------------------------------------------

NET ASSET VALUE
    End of period                              $      17.96      $      13.49      $      11.24
                                             =====================================================

Total investment return *                             52.46%            23.68%            12.40%

Net assets at end of period (000's omitted)    $     65,955      $     44,230      $      9,411

RATIOS
    Expenses to average net assets
       (including interest expense)**                  1.43%             1.26%             1.25%***
    Expenses to average net assets
       (excluding interest expense)**                  1.40%             1.25%             1.25%***
    Net investment income (loss)
       to average net assets**                        (0.95%)           (0.80%)            0.23%***
    Average brokerage commission rate****      $     0.0595      $     0.0576               n/a
    Portfolio turnover rate
       (excluding short-term securities)               75.6%            132.5%              1.2%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

** THE FUND'S ADVISER VOLUNTARILY WAIVED $54,841 AND $827 IN EXPENSES FOR THE YEAR ENDED MARCH 31, 1997 AND THE PERIOD ENDED MARCH 31, 1996, RESPECTIVELY. IF THE FUND HAD BEEN CHARGED THESE EXPENSES, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.40% AND 1.40%, RESPECTIVELY, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN (.95%) AND .08%, RESPECTIVELY.

***   ANNUALIZED

**** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE.

+     COMMENCEMENT OF OPERATIONS

                              FINANCIAL HIGHLIGHTS
                            IAI EMERGING GROWTH FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                                              Years ended March 31,
                                                    ------------------------------------------------------------------------
                                                      1998          1997        1996        1995         1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   Beginning of period                               $   15.85      $   24.08      $   15.83      $   15.20      $   13.47
                                                    ------------------------------------------------------------------------

OPERATIONS
   Net investment income (loss)                          (0.18)+        (0.20)         (0.09)         (0.07)         (0.10)
   Net realized and unrealized gains (losses)             5.07          (4.52)          8.77           1.42           2.18
                                                    ------------------------------------------------------------------------
      TOTAL FROM OPERATIONS                               4.89          (4.72)          8.68           1.35           2.08
                                                    ------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                    (2.63)         (3.51)         (0.43)         (0.72)         (0.35)
                                                    ------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                                (2.63)         (3.51)         (0.43)         (0.72)         (0.35)
                                                    ------------------------------------------------------------------------

NET ASSET VALUE
   End of period                                     $   18.11      $   15.85      $   24.08      $   15.83      $   15.20
                                                    ========================================================================

Total investment return*                                 33.37%        (22.97)%        55.20%         10.23%         15.43%

Net assets at end of period (000's omitted)          $ 161,912      $ 387,105      $ 653,888      $ 342,874      $ 225,510

RATIOS
   Expenses to average net assets
       (including interest expense)                       1.25%          1.20%          1.24%          1.25%          1.25%
   Expenses to average net assets
       (excluding interest expense)                       1.24%          1.19%          1.24%          1.25%          1.25%
   Net investment income (loss)
      to average net assets                              (0.98%)        (0.75%)        (0.52%)        (0.54%)        (0.77%)
   Average brokerage commission rate**               $  0.0554      $  0.0571            n/a            n/a            n/a
   Portfolio turnover rate
      (excluding short-term securities)                   41.0%          49.5%          62.8%          58.1%          76.3%

* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE.

+     CALCULATED USING AVERAGE SHARES OUTSTANDING DURING THE YEAR.

                              FINANCIAL HIGHLIGHTS

                                 IAI GROWTH FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                              Years ended
                                                                March 31,                 Period from       Period from
                                                 -------------------------------------  Aug. 1, 1994 to   Aug. 6, 1993***
                                                     1998         1997          1996    March 31, 1995+  to July 31, 1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
    Beginning of period                           $   9.92      $  11.89      $  10.95      $   9.87        $  10.00
                                                 ---------------------------------------------------------------------

OPERATIONS
    Net investment income (loss)                      --           (0.03)         --            0.04            0.01
    Net realized and unrealized gains (losses)        3.59          1.02          1.93          1.07           (0.13)
                                                 ---------------------------------------------------------------------
       TOTAL FROM OPERATIONS                          3.59          0.99          1.93          1.11           (0.12)
                                                 ---------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                             --            --           (0.03)        (0.03)          (0.01)
    Net realized gains                               (1.34)        (2.96)        (0.96)         --              --
                                                 ---------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                           (1.34)        (2.96)        (0.99)        (0.03)          (0.01)
                                                 ---------------------------------------------------------------------

NET ASSET VALUE
    End of period                                 $  12.17      $   9.92      $  11.89      $  10.95        $   9.87
                                                 =====================================================================

Total investment return*                             38.96%         8.42%        18.01%        11.24%          (1.21)%

Net assets at end of period (000's omitted)       $ 14,775      $ 11,747      $ 17,079      $ 26,794        $ 14,408

RATIOS
    Expenses to average net assets
       (including interest expense)                   1.25%         1.27%         1.25%         1.25%**         1.25%**
    Expenses to average net assets
       (excluding interest expense)                   1.25%         1.25%         1.25%         1.25%**         1.25%**
    Net investment income (loss) to average
       net assets                                    (0.02%)       (0.25%)       (0.04%)        0.61%**         0.16%**
    Average brokerage commission rate****         $ 0.0593      $ 0.0588           n/a           n/a             n/a
    Portfolio turnover rate
       (excluding short-term securities)              87.3%        134.2%         92.8%         68.7%          105.4%

* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.

**    ANNUALIZED

***   COMMENCEMENT OF OPERATIONS

**** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE. + REFLECTS FISCAL YEAR END CHANGE FROM JULY 31 TO MARCH 31.

                              FINANCIAL HIGHLIGHTS

                             IAI MIDCAP GROWTH FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                                   Years ended March 31,
                                          -------------------------------------------------------------------
                                               1998         1997          1996         1995          1994
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   Beginning of period                     $  16.68      $  17.70      $  15.35      $  13.67      $  11.88
                                          -------------------------------------------------------------------

OPERATIONS
   Net investment income (loss)               (0.10)        (0.08)        (0.05)        (0.04)        (0.04)
   Net realized and unrealized gains           3.34          0.68          3.50          2.35          1.99
                                          -------------------------------------------------------------------
      TOTAL FROM OPERATIONS                    3.24          0.60          3.45          2.31          1.95
                                          -------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                         (4.01)        (1.62)        (1.10)        (0.63)        (0.16)
                                          -------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                     (4.01)        (1.62)        (1.10)        (0.63)        (0.16)
                                          -------------------------------------------------------------------

NET ASSET VALUE
   End of period                           $  15.91      $  16.68      $  17.70      $  15.35      $  13.67
                                          ===================================================================

Total investment return*                      22.21%         3.12%        23.51%        17.63%        16.40%

Net assets at end of period
   (000's omitted)                         $ 82,605      $128,259      $122,375      $ 88,075      $ 56,618

RATIOS
   Expenses to average net assets
      (including interest expense)             1.26%         1.25%         1.25%         1.25%         1.25%
   Expenses to average net assets
      (excluding interest expense)             1.25%         1.25%         1.25%         1.25%         1.25%
   Net investment income (loss)
      to average net assets                   (0.48%)       (0.47%)       (0.36%)       (0.33%)       (0.45%)
   Average brokerage commission rate**     $ 0.0595      $ 0.0593           n/a           n/a           n/a
   Portfolio turnover rate
      (excluding short-term securities)       106.8%         72.4%         29.8%         51.3%         49.7%

* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.

** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE.

                          NOTES TO FINANCIAL STATEMENTS

            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                                 MARCH 31, 1998

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. IAI Capital Appreciation Fund (Capital Appreciation Fund), IAI Emerging Growth Fund (Emerging Growth Fund) and IAI Midcap Growth Fund (Midcap Growth
Fund) are separate portfolios of IAI Investment Funds VI, Inc. and IAI Growth Fund (Growth Fund) is a separate portfolio of IAI Investment Funds II, Inc. The Funds have an overall objective of long-term appreciation through investment in equity securities.

Significant accounting policies followed by the Funds are summarized below:

SECURITY VALUATION

Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service. Securities which cannot be valued by the portfolio pricing service are valued using dealer-supplied valuations, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less at acquisition are valued at cost adjusted for amortization to maturity of any premium or discount.

Restricted securities for which there is no public market are valued at fair value in good faith under procedures established by the Board of Directors. Such procedures consider various factors including, but not limited to, the cost of the security at date of purchase, the current financial statements of the issuer and special reports prepared by analysts, the size of the position held, recent purchases or sales of securities of the company, prices and public trading activity of comparable companies, the nature and duration of restrictions on disposition, pending public offerings with respect to the security, changes in economic conditions and industry developments affecting the issuer, and other relevant matters. Restricted securities represent $12,062,347 (7.5% of net assets) for Emerging Growth Fund and $1,428,075 (1.7% of net assets) for Midcap Growth Fund. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Funds may buy and sell futures contracts and options. The risks of entering into future and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, a Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract or variation margin, are recorded daily as unrealized gains or losses. The variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchased cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

                          NOTES TO FINANCIAL STATEMENTS

            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                                 MARCH 31, 1998

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

FEDERAL TAXES

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, each Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of recognition of limited partnership income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed (overdistributed) net investment income and accumulated net realized gains (losses) have been increased or decreased, as follows:

                                     CAPITAL         EMERGING                          MIDCAP
                                  APPRECIATION        GROWTH          GROWTH           GROWTH
                                      FUND             FUND            FUND             FUND
------------------------------------------------------------------------------------------------
Undistributed (overdistributed)
net investment income            $   601,123      $  3,436,790     $    2,723      $    535,399

Accumulated net
realized gains (losses)          $  (601,123)     $    (77,283)    $   (2,723)     $    590,465

Additional paid-in capital       $        --      $ (3,359,507)    $       --      $ (1,125,864)

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Funds amortize discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The Funds use the equity method of accounting for limited partnerships.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are made semi-annually. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

For federal income tax purposes It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

                          NOTES TO FINANCIAL STATEMENTS

            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                                 MARCH 31, 1998

[2] COMMITMENTS AND CONTINGENCIES

INSURANCE

For purposes of obtaining certain types of insurance coverage for the Funds and its officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). In connection with their obligations as policyholders, the Funds are committed to make future capital contributions, if requested by the Company.

LINE OF CREDIT

At March 31, 1998, Capital Appreciation Fund, Emerging Growth Fund, Growth Fund, and Midcap Growth Fund had available lines of credit of $8,462,550, $14,763,640, $2,127,052 and $13,238,111, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. Advances under the line of credit totalled $58,450, $236,360, $13,948 and $93,889, respectively, for the Funds at March 31, 1998.

LIMITED PARTNERSHIP COMMITMENTS

At March 31, 1998, the Funds are committed to invest additional amounts in certain limited partnership investments held, as follows:


LIMITED PARTNERSHIP INVESTMENT COMMITMENTS

--------------------------------------------------------------------------------------------
                                         EMERGING GROWTH FUND             MIDCAP GROWTH FUND
--------------------------------------------------------------------------------------------
Alta Berkeley III L.P.                      $     33,000                      $        --
Spectrum Equity Investors L.P.                    76,000                           38,000
--------------------------------------------------------------------------------------------
Total commitments                           $    109,000                      $    38,000
============================================================================================

Default by a limited partner of payment of a properly requested capital contribution, other than default due to a legal determination that such contribution need not be made, would result in forfeiture of such limited partner's interest in any future profits and loss in the partnership and removal from the limited partnership.

The Funds' management intends to finance the aforementioned commitments with available cash or with proceeds from the sale of investments in short-term securities. Each Fund maintains in a segregated account an amount equal to its aggregate unpaid commitments.

[3] FEES AND EXPENSES

Under terms of each Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of each Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for each Fund paying an all inclusive management fee (unified fee) to Advisers. The fee is equal to an annual rate of 1.25% (1.40% for Capital Appreciation Fund) declining to 1.10% (1.30% for Capital Appreciation Fund and 1.00% for Growth Fund) of average daily net assets. This fee is paid monthly. The Management Agreements further provide that Advisers will reimburse the Funds for the fees and expenses it pays to Directors who are not "interested persons" of the Funds or reduce its fee by an equivalent amount.

                          NOTES TO FINANCIAL STATEMENTS

            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                                 MARCH 31, 1998

[4] CAPITAL STOCK

The Funds each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the periods indicated were as follows:

                                              CAPITAL                                    EMERGING
                                           APPRECIATION                                   GROWTH
                                               FUND                                        FUND
------------------------------------------------------------------------------------------------------------
                                   Year ended        Year ended                Year ended       Year ended
                                   March 31,          March 31,                 March 31,        March 31,
                                      1998              1997                      1998             1997
------------------------------------------------------------------------------------------------------------
 SOLD                              4,709,044         6,546,069                 11,368,673        17,915,439

 ISSUED FOR REINVESTED
   DISTRIBUTIONS                     462,378           101,100                  2,869,019         4,566,040

 REDEEMED                         (4,778,911)       (4,205,462)               (29,722,685)      (25,206,397)
                            --------------------------------------------------------------------------------
 INCREASE (DECREASE) IN
   SHARES OUTSTANDING                392,511         2,441,707                (15,484,993)       (2,724,918)
                            ================================================================================

                                                                                          MIDCAP
                                              GROWTH                                      GROWTH
                                               FUND                                        FUND
------------------------------------------------------------------------------------------------------------
                                   Year ended        Year ended                Year ended       Year ended
                                   March 31,          March 31,                March 31,         March 31,
                                      1998              1997                      1998             1997
------------------------------------------------------------------------------------------------------------
 SOLD                                595,955         1,046,126                  2,743,761         5,520,720

 ISSUED FOR REINVESTED
   DISTRIBUTIONS                     153,446           379,284                  1,514,052           660,383

 REDEEMED                           (720,053)       (1,677,288)                (6,754,986)       (5,408,412)
                            --------------------------------------------------------------------------------
 INCREASE (DECREASE) IN
   SHARES OUTSTANDING                 29,348          (251,878)                (2,497,173)          772,691
                            ================================================================================

                          NOTES TO FINANCIAL STATEMENTS

            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                                 MARCH 31, 1998

[5] INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 1998, purchases of securities and sales proceeds, other than investments in short-term securities, for the Funds were as follows:

                                           Purchases               Sales
-----------------------------------------------------------------------------
CAPITAL APPRECIATION FUND               $   44,878,913         $   47,348,017
EMERGING GROWTH FUND                    $  132,904,150         $  444,543,407
GROWTH FUND                             $   11,281,365         $   12,914,284
MIDCAP GROWTH FUND                      $  107,206,322         $  166,060,894


RESTRICTED SECURITIES

Included in the Funds' portfolios of investments in securities at March 31, 1998, are issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 ("restricted securities"). Such securities are generally illiquid. Each Fund limits investments in securities which are not readily marketable to 15% of its net assets at the time of purchase. This limitation does not include Rule 144A securities that have been determined to be liquid based upon guidelines approved by the Funds' Board of Directors.

                          INDEPENDENT AUDITORS' REPORT

            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                                 MARCH 31, 1998


The Board of Directors and Shareholders
IAI Investment Funds II, Inc.
IAI Investment Funds VI, Inc.:


We have audited the accompanying statements of assets and liabilities, including the fund portfolios, of IAI Capital Appreciation Fund, IAI Emerging Growth Fund, IAI Midcap Growth Fund (separate portfolios within IAI Investment Funds VI, Inc.) and IAI Growth Fund (a portfolio within IAI Investment Funds II, Inc.) as of March 31, 1998 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented on pages 34 through 37 of the annual report. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Capital Appreciation Fund, IAI Emerging Growth Fund, IAI Midcap Growth Fund and IAI Growth Fund at March 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.




KPMG Peat Marwick LLP
Minneapolis, Minnesota
May 8, 1998

                             FEDERAL TAX INFORMATION

            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for information purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.


IAI CAPITAL APPRECIATION FUND
Payable Date                                Ordinary              28% Rate              Long-term
                                           Income  (A)              Gain              Capital Gain
---------------------------------------------------------------------------------------------------
June 1997                                  $    0.0000           $    0.0000            $   0.0000
December 1997                                   0.7077                1.0556                0.3794
                                           =======================================================
                                           $    0.7077           $    1.0556            $   0.3794
1.44% of ordinary income distributions qualify for deduction by corporations.


IAI EMERGING GROWTH FUND
Payable Date                                Ordinary              28% Rate              Long-term
                                           Income  (A)              Gain              Capital Gain
---------------------------------------------------------------------------------------------------
June 1997                                  $    0.0000           $    0.2292            $   0.0000
December 1997                                   0.0000                0.0000                2.4007
                                           =======================================================
                                           $    0.0000           $    0.2292            $   2.4007


IAI GROWTH FUND
Payable Date                                Ordinary              28% Rate              Long-term
                                           Income  (A)              Gain              Capital Gain
---------------------------------------------------------------------------------------------------
June 1997                                  $    0.4897           $    0.1441            $   0.0000
December 1997                                   0.1400                0.3402                0.2234
                                           =======================================================
                                           $    0.6297           $    0.4843            $   0.2234
16.09% of ordinary income distributions qualify for deduction by corporations.


IAI MIDCAP GROWTH FUND
Payable Date                                Ordinary              28% Rate              Long-term
                                           Income  (A)              Gain              Capital Gain
---------------------------------------------------------------------------------------------------
June 1997                                  $    0.0000           $    1.7653            $   0.0000
December 1997                                   0.0000                0.5698                1.6745
                                           =======================================================
                                           $    0.0000           $    2.3351            $   1.6745

(A) INCLUDES DISTRIBUTIONS OF SHORT-TERM CAPITAL GAINS, IF ANY,WHICH ARE TAXABLE AS ORDINARY INCOME.

                             IAI MUTUAL FUND FAMILY


TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE MUTUAL FUNDS IN OUR FUND FAMILY

                                                        SECONDARY
IAI FUND                      PRIMARY OBJECTIVE         OBJECTIVE               PORTFOLIO COMPOSITION
------------------------------------------------------------------------------------------------------------------------------------
IAI DEVELOPING                Capital Appreciation      --                      Equity securities of companies in developing
COUNTRIES FUND                                                                  countries
------------------------------------------------------------------------------------------------------------------------------------

IAI INTERNATIONAL FUND        Capital Appreciation      Income                  Equity securities of non-U.S. companies
------------------------------------------------------------------------------------------------------------------------------------

IAI EMERGING GROWTH FUND      Capital Appreciation      --                      Common stocks of small- to medium-sized emerging
                                                                                growth companies
------------------------------------------------------------------------------------------------------------------------------------

IAI CAPITAL                   Capital Appreciation      --                      Common stocks of small- to medium-sized growth
APPRECIATION FUND                                                               companies
------------------------------------------------------------------------------------------------------------------------------------

IAI MIDCAP GROWTH FUND        Capital Appreciation      --                      Common stocks of medium-sized growth companies
------------------------------------------------------------------------------------------------------------------------------------

IAI REGIONAL FUND             Capital Appreciation      --                      Common stocks of Upper Midwest companies
------------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH FUND               Capital Appreciation      --                      Common stocks with potential for above-average
                                                                                growth and appreciation
------------------------------------------------------------------------------------------------------------------------------------

IAI VALUE FUND                Capital Appreciation      --                      Common stocks which are considered to be undervalued
------------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH AND INCOME FUND    Capital Appreciation      Income                  Common stocks with potential for long-term
                                                                                appreciation, and common stocks that are expected to
                                                                                produce income
------------------------------------------------------------------------------------------------------------------------------------

IAI BALANCED FUND             Total Return              Income                  Common stocks, investment-grade bonds and
                              [CAPITAL APPRECIATION                             short-term instruments
                               + INCOME]
------------------------------------------------------------------------------------------------------------------------------------

IAI BOND FUND                 Income                    Capital Preservation    Investment-grade bonds
------------------------------------------------------------------------------------------------------------------------------------

IAI GOVERNMENT FUND           Income                    Capital Preservation    U.S. Government securities
------------------------------------------------------------------------------------------------------------------------------------

IAI RESERVE FUND              Stability/Liquidity       Income                  The portfolio has a maximum average maturity of 25
                                                                                months, investing primarily in investment-grade
                                                                                bonds
------------------------------------------------------------------------------------------------------------------------------------

IAI MONEY MARKET FUND         Stability/Liquidity       Income                  The portfolio's average dollar-weighted maturity is
                                                                                less than 90 days, investing in high quality, money
                                                                                market securities
------------------------------------------------------------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com

                                    CUSTODIAN
                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479

                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402

                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                                     [LOGO]
                                      IAI
                                  MUTUAL FUNDS


      P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700